                                                                     EXHIBIT 2.4
                     THIRD AMENDMENT TO CONTRACT OF SALE

     THIS AGREEMENT, made as of this 29th day of August, 2000, between CT OPERATING PARTNERSHIP, L.P., CT RETAIL PROPERTIES FINANCE IV, LLC, CT RETAIL PROPERTIES FINANCE I, LLC AND CENTER TRUST RETAIL PROPERTIES FINANCE III, LLC (collectively, "Sellers"), and KIMCO REALTY CORPORATION ("Purchaser").

                             W I T N E S S E T H:

     WHEREAS:

     A. Sellers and Buyer entered into an Agreement for Purchase and Sale dated as of July 12, 2000 as amended by Amendment to Contract of Sale dated August 10, 2000 and Second Amendment to Contract of Sale dated as of August 25, 2000 covering a portfolio of six shopping center properties (collectively the "Contract of Sale"); and

     B. Sellers and Buyer wish to amend the Contract of Sale so as to extend the Due Diligence Period.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, it is agreed as follows:

     1. The definition of "Due Diligence Completion Date" in Article I of the Contract of Sale is hereby amended from August 29, 2000 to August 31, 2000.

     2. Except as expressly amended hereby, the parties acknowledge that the Contract of Sale is and remains in full force and effect and has not been heretofore modified or amended.

     3. This instrument may be executed and delivered via facsimile transmission.

     IN WITNESS WHEREOF, the parties have executed this instrument as of the date above set forth.

                                        "SELLERS"

                                        CT OPERATING PARTNERSHIP, L.P., a
                                        California limited partnership

                                        By:  CENTER TRUST, INC., a Maryland
                                             corporation, its general partner

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                        CT RETAIL PROPERTIES FINANCE I, LLC,
                                        a Delaware limited liability company

                                        By:  CT OPERATING PARTNERSHIP, L.P., a
                                             California limited partnership

                                             By:  CENTER TRUST, INC., a Maryland
                                                  corporation, its general
                                                  partner

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                        CENTER TRUST RETAIL PROPERTIES
                                        FINANCE III, LLC, a Delaware
                                        limited liability company

                                        By:  CT OPERATING PARTNERSHIP, L.P., a
                                             California limited partnership

                                             By:  CENTER TRUST, INC., a Maryland
                                                  corporation, its general
                                                  partner

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                        CT RETAIL PROPERTIES FINANCE IV, LLC,
                                        a Delaware limited liability company

                                        By:  CT OPERATING PARTNERSHIP, L.P., a
                                             California limited partnership

                                             By:  CENTER TRUST, INC., a Maryland
                                                  corporation, its general
                                                  partner

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                        "BUYER"

                                        KIMCO REALTY CORPORATION, a Maryland
                                        corporation


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: